CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No.1 to the Quarterly Report of China Education Alliance, Inc., (the ‘‘Company’’) on Form 10-Q for period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, Alice Lee Rogers, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2011

/s/ Alice Lee Rogers
Alice Lee Rogers
Chief Financial Officer (Principal Accounting and Financial Officer)